                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) - May 7, 2004

                            Sotheby's Holdings, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Michigan                        1-9750                38-2478409
--------------------------------      ----------------       -------------------
(State or other jurisdiction of       (Commission File         (IRS Employer
 incorporation or organization)            Number)           Identification No.)


38500 Woodward Avenue, Suite 100
Bloomfield Hills, Michigan                               48303
----------------------------------------        ------------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:    (248) 646-2400
                                                     -------------------

ITEM 9. Regulation FD Disclosure

On May 7, 2004, Sotheby's Holdings, Inc. (the "Company") held its Annual Meeting of Shareholders. A transcript of the speeches presented at this meeting by the Chairman of the Company's Board of Directors, Michael I. Sovern, and the Company's President and Chief Executive Officer, William F. Ruprecht, are included as Exhibit 99.1 to this Form 8-K.

ITEM 7. Financial Statements and Exhibits

(c) Exhibits

    99.1 Transcript of the speeches presented by the Chairman of the Company's Board of Directors, Michael I. Sovern, and the Company's President and Chief Executive Officer, William F. Ruprecht, at the Annual Meeting of Shareholders held on May 7, 2004.

                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SOTHEBY'S HOLDINGS, INC.



                                        By:    /s/ Michael L. Gillis
                                               ----------------------
                                               Michael L. Gillis
                                               Senior Vice President,
                                               Controller and Chief
                                               Accounting Officer


                                        Date:  May 7, 2004
                                               -----------




                          STATEMENT OF DIFFERENCES
                          ------------------------

The British pound sterling sign shall be expressed as.................. 'L'